UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2024
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.

On July 24, 2024, Flex Ltd. ("Flex" or the "Company") issued a press release announcing financial results for its first quarter ended June 28, 2024. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2024, Mr. Paul R. Lundstrom, Chief Financial Officer of Flex, notified the Company that he is resigning to pursue another career opportunity, effective July 31, 2024.

Jaime Martinez, Senior Vice President, Finance, Flex Reliability Solutions, will serve as the Company’s Interim Chief Financial Officer, effective August 1, 2024, as the Company conducts a search for a new chief financial officer. Mr. Martinez, age 47, has served as Senior Vice President, Finance, Reliability Solutions segment since March 2023. He has over 20 years of experience with the Company, and has held roles of increasing responsibility in the Finance function, including as Senior Vice President, Corporate Financial Planning and Analysis (“FP&A”) from July 2022 to February 2023, Vice President, FP&A from July 2020 to June 2022, Vice President, Finance, Lifestyle from January 2020 to June 2020, and Vice President, Finance, Strategic Partners Group from June 2015 to December 2019. The Company has not entered into any transactions with Mr. Martinez that would require disclosure pursuant to Item 404(a) of Regulation S-K, except that Mr. Martinez’s wife, Estela Velasco, is employed by the Company as Senior Director, Accounting and earned approximately $221,173 in total compensation during fiscal year 2024, including salary, bonus, and share awards. There are no arrangements or understandings between Mr. Martinez and any other persons pursuant to which he will become the Company’s Interim Chief Financial Officer, and there is no family relationship between Mr. Martinez and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer at the Company.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.
99.1	Press release, dated July 24, 2024, issued by Flex Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: July 24, 2024

	By:	/s/ Paul R. Lundstrom
		Name:	Paul R. Lundstrom
		Title:	Chief Financial Officer

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